Exhibit 10.1

Execution Version

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) dated as of February 13, 2020 (the “Fifth Amendment Effective Date”) is entered into among OWENS & MINOR DISTRIBUTION, INC., a Virginia corporation (“Distribution”), OWENS & MINOR MEDICAL, INC., a Virginia corporation (“Medical”), BARISTA ACQUISITION I, LLC, a Virginia limited liability company (“Barista I”), BARISTA ACQUISITION II, LLC, a Virginia limited liability company (“Barista II”), O&M HALYARD, INC., a Virginia corporation (“O&M Halyard”; O&M Halyard, together with Distribution, Medical, Barista I, and Barista II, collectively the “Borrowers”), OWENS & MINOR, INC., a Virginia corporation (the “Parent”), the Guarantors party hereto, the Banks party hereto, and BANK OF AMERICA, N.A., as administrative agent for the Pro Rata Facilities (in such capacity, the “Administrative Agent”), as administrative agent for the Term B Facility (in such capacity, the “Term B Facility Agent”) and as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Existing Credit Agreement.

RECITALS

WHEREAS, the Borrowers, the Banks from time to time party thereto, the Administrative Agent, the Term B Facility Agent and the Collateral Agent, have entered into that certain Credit Agreement dated as of July 27, 2017 (as amended, modified, extended, restated, replaced, or supplemented prior to the Fifth Amendment Effective Date, the “Existing Credit Agreement”); and

WHEREAS, the Borrowers have requested that the Banks, the Administrative Agent, the Term B Facility Agent and the Collateral Agent amend the Existing Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments. Effective as of the Fifth Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows:

(a) The following definitions are hereby added to Section 1.1 of the Existing Credit Agreement in the appropriate alphabetical order to read as follows:

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Equity Program” means any offering or issuance of capital stock or other equity interests (other than any preferred stock described in clause (k) of the definition of “Indebtedness”) by the Parent in a public offering (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement under the Securities Act of 1933, as amended.

“Excluded Subsidiary” means (a) any Subsidiary of a Credit Party that is prohibited or restricted from providing a Guarantee of the Obligations by applicable Law (including, without limitation, (i) general statutory limitations, financial assistance, corporate benefit, capital maintenance rules, fraudulent conveyance, preference, thin capitalization or other similar laws or regulations and (ii) any requirement to obtain governmental or regulatory authorization, approval, license or authorization) whether on the Closing Date or thereafter, (b) any Subsidiary that is (i) a captive insurance company or (ii) a special purpose entity or receivables subsidiary (including any Securitization Subsidiary), and (c) any Subsidiary to the extent the cost and/or burden of obtaining a Guarantee (including any adverse tax consequences that are not de minimis) of the Obligations from such Subsidiary outweighs the benefit to the Lenders (as determined by the Administrative Agent in its sole discretion).

“Fifth Amendment Effective Date” means the date on which the conditions set forth in Section 2 of the Fifth Amendment to Credit Agreement, dated as of February 13, 2020, have been satisfied or waived.

“Flood Hazard Property” means any Mortgaged Property that is in an area designated by the Federal Emergency Management Agency as having special flood or mudslide hazards.

“Flood Insurance Laws” means, collectively, (a) National Flood Insurance Reform Act of 1994 (which comprehensively revised the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973) as now or hereafter in effect or any successor statute thereto, (b) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto and (c) the Biggert–Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto.

“Fusion 5” means Fusion 5 Inc., a Delaware corporation.

“Interim Reserve” means $60,000,000.

“Material Real Property” means any real property located in the United States that is owned by a Credit Party with a fair market value in excess of $1,000,000 (at the Fifth Amendment Effective Date or, with respect to real property located in the United States acquired after the Fifth Amendment Effective Date, at the time of acquisition).

“Mortgage” or “Mortgages” means, individually and collectively, as the context requires, each of the fee mortgage, deed of trust, deed and other similar security documents executed by a Credit Party that purport to grant a Lien to the Collateral Agent (or a trustee for the benefit of the Collateral Agent) for the benefit of the Secured Parties in any Mortgaged Properties, in form and substance satisfactory to the Collateral Agent.

“Mortgaged Property” means any owned real property of a Credit Party listed on Schedule 7.13(a) and, thereafter, shall include each other Material Real Property with respect to which a Mortgage is granted pursuant to Section 7.13.

“Mortgaged Property Support Documents” means, with respect to any Material Real Property subject to a Mortgage, the deliveries and documents described on Schedule 7.13(b) attached hereto.

“Movianto Sale” means the sale of O&M Movianto Nederland B.V. and its Subsidiaries to EHDH, a company organized under the law of France, pursuant to that certain prospective Sale and Purchase Agreement, by and among Owens & Minor International Logistics, Inc., a Virginia corporation, a new Dutch BV organized under the laws of the Netherlands, as buyer, Parent, and EHDH, a company organized under the laws of France.

“Notes Prepayment Amount” means an amount equal to $110,000,000, plus the amount of any prepayment premium and the amount of any interest, fees and expenses relating to such prepayment of the 2021 Notes.

“Pro Rata Termination Date” means the date as of which all of the following shall have occurred: (a) all Revolving Commitments have terminated, (b) all Revolving Obligations and all Obligations with respect to the Term A Loans have been paid in full (other than contingent indemnification obligations for which no claim has been asserted), and (c) all Letters of Credit have terminated or expired, and all LOC Obligations have been paid in full (other than LOC Obligations as to which other arrangements with respect thereto satisfactory to the Administrative Agent and the applicable Issuing Bank shall have been made).

“Qualifying Control Agreement” means an agreement, among a Credit Party, a depository institution or securities intermediary and the Collateral Agent, which agreement is in form and substance acceptable to the Collateral Agent and which provides the Collateral Agent with “control” (as such term is used in Article 9 of the UCC) over the deposit account(s) or securities account(s) described therein.

(b) The following definitions in Section 1.1 of the Existing Credit Agreement are hereby amended to read as follows:

“Collateral Documents” means, collectively, the Security Agreement, the Mortgages, each Joinder Agreement, each Qualifying Control Agreement, each of the collateral assignments, security agreements, pledge agreements or other similar agreements delivered to the Collateral Agent pursuant to Section 7.13, and each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of the Collateral Agent for the benefit of the Secured Parties.

“Consolidated EBITDA” means, for any period, in each case for the members of the Consolidated Group (excluding Fusion 5) on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following, without duplication, to the extent deducted in calculating such Consolidated Net Income (other than amounts specifically excluded from Consolidated Net Income under clauses (a) through (c) of the definition of Consolidated Net Income) (or, in the case of amounts pursuant to clause (a)(ix) below, not already included in Consolidated Net Income): (i) Consolidated Interest Expense for such period; (ii) taxes paid for such period; (iii) depreciation and amortization for such period; (iv) all extraordinary or other non-recurring expenses and charges for such period which do not represent a cash item in such period (including but not limited to items defined under GAAP such as losses on asset disposals, impairment losses on long-lived assets, exit and restructuring costs and goodwill impairment losses); provided, that, any expenses or charges incurred in such period, during the fiscal years of the Parent ending December 31, 2017 and December 31, 2018, in connection with the Rapid Business Transformation and Client Engagement Centers reorganization and transformation shall not be added back to Consolidated EBITDA pursuant to this clause (a)(iv) (it being understood and agreed that such expenses and charges may be added back pursuant to clause (a)(viii) below to the extent permitted pursuant to clause (a)(viii) below); (v) expenses incurred in such period in connection with the issuance of stock options as compensation to employees and/or management of any member of the Consolidated Group (other than Fusion 5); (vi) any costs and expenses incurred in such period in connection with any Investment permitted pursuant to this Credit Agreement, any Acquisition permitted pursuant to this Credit Agreement, any Asset Disposition permitted pursuant to this Credit Agreement, any equity issuance permitted pursuant to this Credit Agreement or any incurrence, payment, prepayment, refinancing or redemption of Indebtedness permitted pursuant to this Credit Agreement (including fees and expenses related to the Loans and LOC Obligations, and any amendments, supplements and modifications thereof), including the amortization of deferred financing fees, debt issuance costs, commissions, fees and expenses, in each case, whether or not consummated; (vii) implementation costs incurred in such period that are associated with Software as a Service (SaaS) as part of the adoption of ASU 2015-05; (viii) all expenses and charges incurred in such period, during the fiscal years of the Parent ending December 31, 2017 and December 31, 2018, in connection with the Rapid Business Transformation and Client Engagement Centers reorganization and transformation; provided, that, the aggregate amount of such expenses and charges added back to Consolidated EBITDA pursuant to this clause (a)(viii) shall not exceed $35,200,000 during the term of this Credit Agreement; (ix) synergies related to the Second Amendment Acquisition which are projected by the Parent in good faith to be realized within eighteen (18) months after the Second Amendment Effective Date as a result of actions taken in such period, net of the amount of actual benefits realized during such period that are otherwise included in the calculation of Consolidated EBITDA from such actions; provided that (A) a duly completed certificate signed by a Responsible Officer of the Parent shall be delivered to the Administrative Agent certifying that such synergies are reasonably identifiable and reasonably anticipated to be realized within eighteen (18) months of the Second Amendment Effective Date and are factually supportable, and (B) the aggregate amount added back pursuant to this clause (a)(ix) for any period shall not exceed $25,000,000; (x) severance or restructuring charges or expenses, in an aggregate amount not to exceed $30,000,000 during the term of this Credit Agreement; and (xi) swap breakage costs incurred as a result of (A) any Asset Disposition or Qualified Securitization Transaction permitted hereunder or (B) increased amortization payments required on the Term A-2 Facility under Section 2.4(b)(ii) minus (b) the following, without duplication, to the extent included in calculating such Consolidated Net Income: (i) all extraordinary or other non-recurring, non-cash items increasing such Consolidated Net Income for such period; and (ii) any cash payments made during such period in respect of items described in clause (a)(iv) above subsequent to the fiscal quarter in which the relevant non-cash expenses or losses were incurred. Notwithstanding the above, the adjustments in clauses (a)(iv) and (b) shall be limited to those amounts that are separately disclosed by the Parent in its Forms 10-K or 10-Q filed with the Securities and Exchange Commission. Notwithstanding the above, the adjustments in clauses (a)(x) and (a)(xi) above shall be included in the calculation of Consolidated EBITDA solely for purposes of determining compliance with the covenants set forth in Section 7.10 and, for the avoidance of doubt, shall not be included for any other purposes, including the calculation of Excess Cash Flow.

“Disqualified Institutions” means (a) those banks, financial institutions or other institutional lenders that have been identified by legal name in writing by the Borrower Representative to Bank of America prior to the Fifth Amendment Effective Date, (b) those Competitors that have been identified by legal name in writing by the Borrower Representative to Bank of America prior to the Fifth Amendment Effective Date, (c) any other Competitor that has been identified by legal name in writing by the Borrower Representative to the Administrative Agent and the Term B Facility Agent after the Fifth Amendment Effective Date (the list of banks, financial institutions or other institutional lenders provided by the Borrower Representative to Bank of America prior to the Fifth Amendment Effective Date in accordance with clause (a) above, together with the list of Competitors provided by the Borrower Representative to Bank of America prior to the Fifth Amendment Effective Date in accordance with clause (b) above (as such list may be supplemented from time to time by the Borrower Representative pursuant to this clause (c)), collectively the “DQ List”; it being understood that the Borrower Representative shall be required to provide (in accordance with this clause (c)) a fully updated DQ List to the Administrative Agent and the Term B Facility Agent in order to supplement such DQ List after the Fifth Amendment Effective Date), which designation shall become effective one day after the date that such written designation to the Administrative Agent and the Term B Facility Agent is made available to the Banks on IntraLinks/IntraAgency, Syndtrak or another similar electronic system, and (d) as of any date of determination, any Person that is obviously (based solely on the similarity of the legal name of such Person to the name of a Competitor set forth on the DQ List) an Affiliate of any Competitor set forth on the DQ List as of such date; provided, that, the foregoing shall not apply to retroactively disqualify any Person that has previously acquired an assignment or participation in the Loans and/or Commitments to the extent that any such Person was not a Disqualified Institution at the time of the applicable assignment or participation.

“Excluded Property” means, (a) with respect to any Domestic Credit Party: (i) any leased or owned real property, other than Material Real Property, (ii) unless requested by the Collateral Agent or the Required Banks, any personal property (including motor vehicles) of such Domestic Credit Party in respect of which perfection of a Lien is not either (A) governed by the UCC, or (B) effected by appropriate evidence of the Lien being filed in either the United States Copyright Office or the United States Patent and Trademark Office; (iii) the Capital Stock of any Foreign Subsidiary owned by such Domestic Credit Party to the extent not required to be pledged to secure the Obligations pursuant to Section 7.13(a); (iv) any property of such Domestic Credit Party which, subject to the terms of Section 8.1(c), is subject to a Lien of the type described in clause (g) of the definition of “Permitted Liens” pursuant to documents that prohibit such Domestic Credit Party from granting any other Liens in such property; (v) any general intangible, permit, lease, license, contract or other instrument of such Domestic Credit Party to the extent the grant of a security interest in such general intangible, permit, lease, license, contract or other instrument in the manner contemplated by the Collateral Documents, under the terms thereof or under applicable law, is prohibited and would result in the termination thereof or give the other parties thereto the right to terminate, accelerate or otherwise alter such Domestic Credit Party’s rights, titles and interests thereunder (including upon the giving of notice or the lapse of time or both); provided that (A) any such limitation described in the foregoing clause (a)(v) on the security interests granted pursuant to the Collateral Documents shall only apply to the extent that any such prohibition is not rendered ineffective pursuant to the UCC or other applicable law (including Debtor Relief Laws) or principles of equity, and (B) in the event of the termination or elimination of any such limitation or the requirement for any consent contained in any applicable law, general intangible, permit, lease, license, contract or other instrument, to the extent sufficient to permit any such item to become Collateral, or upon the granting of any such consent, or waiving or terminating any requirement for such consent, a security interest in such general intangible, permit, lease, license, contract or other instrument shall be automatically and simultaneously granted under the Collateral Documents and shall be included as Collateral; (vi) any “intent-to-use” application for registration of a trademark of such Domestic Credit Party filed in the United States Patent and Trademark Office pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. §1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law; (vii) any deposit account of such Domestic Credit Party established solely for the purpose of funding payroll, payroll taxes, healthcare reimbursements and other benefits to employees; (viii) any deposit account of such Domestic Credit Party established solely for the purpose of escrow arrangements or to hold funds owned by Persons other than a member of the Consolidated Group; (ix) any deposit account established solely for purposes of, or solely used in connection with, a Qualified Securitization Transaction (including, for the avoidance of doubt, the deposit accounts that are subject to (or required to be subject to) a control agreement with PNC Bank, National Association in connection with a Qualified Securitization Transaction) and (x) assets of such Domestic Credit Party as to which the Collateral Agent and the Borrower Representative agree in writing that the cost or other consequences of obtaining a security interest therein or perfection thereof are excessive in view of the benefits to be obtained by the Secured Parties therefrom; and (b) with respect to any Foreign Borrower, all assets of such Foreign Borrower.

“Issuing Bank” means (a) Bank of America, in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of such Letters of Credit hereunder, (b) JPMorgan Chase Bank, N.A., in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of such Letters of Credit hereunder, or (c) any other Revolving Bank selected by the Borrower Representative pursuant to Section 2.6(k) from time to time to issue Letters of Credit (provided that no Revolving Bank shall be required to become an Issuing Bank pursuant to this clause (c) without such Revolving Bank’s consent), or any successor issuer thereof.

“Letter of Credit” means any standby letter of credit issued by an Issuing Bank for the account of any member of the Consolidated Group in accordance with the terms of Section 2.1(c). Letters of Credit may be issued in Dollars or an Alternative Currency.

“Revaluation Date” means (a) with respect to any Loan, each of the following: (i) each date of a Borrowing of a Eurocurrency Rate Loan denominated in an Alternative Currency, (ii) each date of a continuation of a Eurocurrency Rate Loan denominated in an Alternative Currency, (iii) the last day of any month and (iv) such additional dates as the Administrative Agent shall determine or the Required Financial Covenant Banks shall require; and (b) with respect to any Letter of Credit, each of the following: (i) each date of issuance of a Letter of Credit denominated in an Alternative Currency, (ii) each date of an amendment of any such Letter of Credit having the effect of increasing the amount thereof (solely with respect to the increased amount), (iii) each date of any payment by the applicable Issuing Bank under any Letter of Credit denominated in an Alternative Currency, (iv) the last day of any month, (v) [reserved] and (vi) such additional dates as the Administrative Agent or the applicable Issuing Bank shall determine or the Required Revolving Banks shall require.

“Subsidiary” means, as to any Person, (a) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries, and (b) any partnership, association, joint venture or other entity in which such Person directly or indirectly through Subsidiaries has more than 50% equity interest at any time. Except as otherwise expressly provided, all references herein to “Subsidiary” shall mean a Subsidiary of the Parent.

(c) The definitions of “Existing Letters of Credit”, “MLPFS”, “Unrestricted Subsidiary” and “Unrestricted Subsidiary Termination Date” in Section 1.1 of the Existing Credit Agreement are hereby deleted in their entirety.

(d) Clause (c) of the definition of “Applicable Percentage” in Section 1.1 of the Existing Credit Agreement is hereby amended to read as follows:

(c) with respect to Revolving Loans, Swingline Loans, Term A-1 Loans, Term A-2 Loans and the Standby Letter of Credit Fee, the following rates per annum based on the Consolidated Total Leverage Ratio as set forth in the most recent compliance certificate received by the Administrative Agent pursuant to Section 7.1(c), it being understood that the Applicable Percentage for (i) Base Rate Loans shall be the percentage set forth under the column “Base Rate Margin”, (ii) Eurocurrency Rate Loans shall be the percentage set forth under the column “Eurocurrency Margin”, (iii) Daily LIBOR Swingline Loans shall be the percentage set forth under the column “Eurocurrency Margin” and (iv) the Standby Letter of Credit Fee shall be the percentage set forth under the column “Eurocurrency Margin”:

Level	Consolidated Total Leverage Ratio	Eurocurrency Margin	Base Rate Margin
I	> 4.50 to 1.0	4.25%	3.25%
II	< 4.50 to 1.0	2.75%	1.75%

Any increase or decrease in the Applicable Percentage for purposes of this clause (c) shall become effective as of the first Business Day immediately following the date a compliance certificate is delivered pursuant to Section 7.1(c); provided that if a compliance certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Financial Covenant Banks, Level I shall apply, in each case as of the first Business Day after the date on which such compliance certificate was required to have been delivered and in each case shall remain in effect until the first Business Day following the date on which such compliance certificate is delivered. Notwithstanding the foregoing, (x) the Applicable Percentage for purposes of this clause (c) in effect from the Fifth Amendment Effective Date through the first Business Day immediately following the date a compliance certificate is required to be delivered pursuant to Section 7.1(c) for the fiscal quarter ending March 31, 2020 shall be determined based upon Level I, and (y) the determination of the Applicable Percentage for purposes of this clause (c) for any period shall be subject to the provisions of Section 3.15(c); and

(e) Clause (i) in the definition of “Permitted Investments” in Section 1.1 of the Existing Credit Agreement is hereby amended to read as follows:

(i) [reserved]; and

(f) Clause (a) in the definition of “Permitted Liens” in Section 1.1 of the Existing Credit Agreement is hereby amended to read as follows:

(a) (i) Liens created by or arising under the Credit Documents in favor of the Administrative Agent on behalf of the Banks and the other holders of the Obligations, (ii) Liens created by or arising under the Credit Documents in favor of the Collateral Agent on behalf of the Secured Parties and (iii) Liens in respect of any Indebtedness incurred under Section 8.1(a)(ii), which Liens shall be subject to an intercreditor agreement in form and substance reasonably satisfactory to the Term B Agent to provide for the pro rata treatment of such Liens;

(g) Section 1.3(d) of the Existing Credit Agreement is hereby amended to read as follows:

(d) [Reserved].

(h) The last two sentences in Section 2.2(a)(iii)(A) of the Existing Credit Agreement are hereby deleted in their entirety.

(i) Section 2.6(e) of the Existing Credit Agreement is hereby amended to read as follows:

(e) Applicability of ISP. Unless otherwise expressly agreed by the applicable Issuing Bank and the Borrowers when a Letter of Credit is issued, the rules of the ISP shall apply to each Letter of Credit.

(j) Section 2.6(h) of the Existing Credit Agreement is hereby amended to read as follows:

(h) Conflict with LOC Documents. In the event of any conflict between the terms hereof and the terms of any LOC Document, the terms hereof shall control.

(k) A new clause (e) is hereby added to Section 3.3 of the Existing Credit Agreement to read as follows:

(e) The Revolving Committed Amount shall be automatically and permanently reduced on each date on which a prepayment of Revolving Loans outstanding thereunder is required to be made pursuant to Section 3.4(b)(vii) by an amount equal to the applicable Reduction Amount.

(l) Section 3.4(a) of the Existing Credit Agreement is hereby amended to read as follows:

(a) Voluntary Prepayments. The Borrowers shall have the right to prepay Loans in whole or in part from time to time without premium or penalty (except, with respect to the Term B Loans, any premium required by Section 3.4(c)); provided that (i) Eurocurrency Rate Loans may only be prepaid (A) on the last day of the Interest Period applicable thereto or (B) on a day that is not the last day of an Interest Period applicable thereto if the Borrowers pay to the applicable Banks any amounts due under Section 3.12, (ii) each such partial prepayment shall be in a minimum principal amount of $5,000,000 and in integral multiples of $1,000,000 in excess thereof (or the amount then outstanding, if less), and (iii) the Borrower Representative will provide notice to the Applicable Agent of any voluntary prepayment by 10:00 a.m. on the date of prepayment. Each such notice shall specify whether the Loans to be prepaid are Revolving Loans, Term A-1 Loans, Term A-2 Loans or Term B Loans. Amounts prepaid on the Loans may be reborrowed in accordance with the provisions hereof. Each voluntary prepayment of any Term Loan shall be paid to the Lenders holding the applicable Term Loan so prepaid on a pro rata basis, and shall be applied to the principal repayment installments thereof on a pro rata basis. Unless otherwise specified by the Borrower Representative, prepayments on the Revolving Obligations shall be applied first to Daily LIBOR Swingline Loans, then to Base Rate Loans and then to Eurocurrency Rate Loans in direct order of Interest Periods.

(m) Section 3.4(b)(i)(A) of the Existing Credit Agreement is hereby amended to read as follows:

(A) the aggregate principal amount of Revolving Obligations shall exceed an amount equal to the difference of (x) the Aggregate Revolving Committed Amount minus (y) the Interim Reserve,

(n) Section 3.4(b)(ii) of the Existing Credit Agreement is hereby amended to read as follows:

(ii) Asset Dispositions and Involuntary Dispositions. Promptly upon receipt by any Credit Party or any Subsidiary of the Net Cash Proceeds of any Asset Disposition (other than any Permitted Asset Swap or any Asset Disposition consummated in reliance on Section 8.5(a) or Section 8.5(b)) or any Involuntary Disposition, the Borrowers shall prepay the Term Loans as hereinafter provided in an aggregate amount equal to one hundred percent (100%) of such Net

Cash Proceeds in excess of $1,000,000 in any fiscal year; provided, that, the Net Cash Proceeds of the Movianto Sale shall only be required to be used to prepay the Term Loans to the extent not applied to repay or redeem the 2021 Notes (together with any prepayment premium and any fees and expenses relating to such prepayment) within two hundred ten (210) days of the consummation of the Movianto Sale and receipt of such Net Cash Proceeds; provided, further, that such Net Cash Proceeds of any Involuntary Disposition shall not be required to be so applied if, at the election of the Borrower Representative (as notified by the Borrower Representative to the Administrative Agent and the Term B Facility Agent), such Net Cash Proceeds are reinvested in assets (other than current assets) that are used or useful in the business of the members of the Consolidated Group within one hundred eighty (180) days after the date of receipt of such Net Cash Proceeds from such Involuntary Disposition, or are contractually committed to be applied to purchase, rebuild or repair such assets within such one hundred eighty (180) day period and are so applied within one hundred eighty (180) days after the end of such one hundred eighty (180) day period; provided, further, if such Net Cash Proceeds shall have not been so reinvested by the end of such period, such Net Cash Proceeds shall be immediately applied to prepay the Term Loans. Any prepayment pursuant to this clause (ii) shall be applied as set forth in clause (iv) below.

(o) Section 3.4(b)(vii) of the Existing Credit Agreement is hereby amended to read as follows:

(vii) Receivables and Receivables Related Assets. Promptly upon receipt by any Credit Party or any Subsidiary of the Net Cash Proceeds from any sale or financing of Receivables and Receivables Related Assets pursuant to the terms of a Qualified Securitization Transaction permitted hereunder, the Borrowers shall prepay the Term A Loans as hereinafter provided in an aggregate amount equal to one hundred percent (100%) of such Net Cash Proceeds up to $150,000,000 (it being understood that (A) Net Cash Proceeds in excess of $150,000,000 shall be used to repay the 2021 Notes (together with any prepayment premium and any fees and expenses relating to such prepayment) within two hundred ten (210) days of the consummation of the Movianto Sale and receipt of the Net Cash Proceeds from the Movianto Sale; provided, that, the aggregate amount of Net Cash Proceeds from any sale or financing of Receivables and Receivables Related Assets used to repay the 2021 Notes shall not exceed the Notes Prepayment Amount, (B) the Net Cash Proceeds from any sale or financing of Receivables and Receivables Related Assets shall not be used to repay the 2021 Notes until after the Net Cash Proceeds of the Movianto Sale have been applied to repay the 2021 Notes and (C) if any Net Cash Proceeds from any sale or financing of Receivables and Receivables Related Assets are not used to repay the 2021 Notes in accordance with the foregoing clause (A), they shall be used to prepay the Term A Loans until the Term A Loans are paid in full); provided, that, once the Notes Prepayment Amount has been paid to the 2021 Notes with such Net Cash Proceeds, or cash in an amount equal to the Notes Prepayment Amount has been reserved as determined in good faith by the Borrower, for purposes of redeeming the 2021 Notes and receipt of the Net Cash Proceeds from the Movianto Sale has occurred, one hundred percent (100%) of Net Cash Proceeds from any sale or financing of Receivables and Receivables Related Assets pursuant to the terms of a Qualified Securitization Transaction permitted hereunder shall be used to prepay the Term A Loans as hereinafter provided and, if the Term A Loans have been repaid in full, such Net Cash Proceeds shall be applied as follows: first, ratably to the LOC Borrowings and the Swingline Loans, second, to the outstanding Revolving Loans, and, third, to Cash Collateralize the remaining LOC Obligations; and, the amount remaining, if any, after the prepayment in full of all LOC Borrowings, Swingline Loans and Revolving Loans outstanding at such time and the Cash Collateralization of the remaining LOC Obligations in full (the sum of such prepayment amounts, being, collectively, the “Reduction Amount”) may be retained by the Parent and its Subsidiaries for use in the ordinary course of their business, and the Revolving Committed Amount shall be automatically and permanently reduced by the Reduction Amount as set forth in Section 3.3(e). Each prepayment pursuant to this Section 3.4(b)(vii) shall be applied to the Term A Loans on a pro rata basis and to the principal repayment installments thereof on a pro rata basis. Such prepayments shall be paid to the Banks in accordance with their respective Term A Commitment Percentages.

(p) A new clause (f) is hereby added to Section 5.2 of the Existing Credit Agreement immediately following clause (e) to read as follows:

(f) Revolving Loans. If after giving effect to such Extension of Credit, the Dollar Equivalent of the aggregate Revolving Exposure of the Revolving Banks would exceed an amount equal to the difference of (x) the Aggregate Revolving Committed Amount minus (y) the Interim Reserve, 100% of the Revolving Banks shall have agreed to make such Extension of Credit.

(q) Section 6.17(b) of the Existing Credit Agreement is hereby amended to read as follows:

(b) [Reserved].

(r) The first sentence of Section 6.18(a) of the Existing Credit Agreement is hereby amended to read as follows:

The proceeds of the Revolving Loans and other Extensions of Credit made on the Closing Date were used on the Closing Date solely (i) to refinance all Indebtedness outstanding under the Existing Credit Agreement, and (ii) to pay fees and expenses in connection with the closing of the transactions contemplated by this Credit Agreement on the Closing Date. Thereafter, the proceeds of the Revolving Loans and other Extensions of Credit (other than the Term A-1 Loans, the Necessary Second Amendment Acquisition Funds and the Term Loans funded on the Third Amendment Effective Date) have been and shall be used from time to time solely to finance working capital, capital expenditures and other general corporate purposes (including, without limitation, Acquisitions (including, without limitation, the Closing Date Acquisition) permitted hereunder) of the Parent and its Subsidiaries (to the extent not inconsistent with the Credit Parties’ covenants and obligations under this Credit Agreement and the other Credit Documents); provided, that, the proceeds of the Revolving Loans shall not be used to refinance or repay the 2021 Notes or the 2024 Notes.

(s) A new Section 6.29 is hereby added to the Existing Credit Agreement to read as follows:

6.29 Regulation H.

No Mortgaged Property is a Flood Hazard Property unless the Collateral Agent shall have received the following: (a) the applicable Credit Party’s written acknowledgment of receipt of written notification from the Collateral Agent (i) as to the fact that such Mortgaged Property is a Flood Hazard Property, (ii) as to whether the community in which each such Flood Hazard Property is located is participating in the National Flood Insurance Program and (iii) such other flood hazard determination forms, notices and confirmations thereof as requested by the Administrative Agent and (b) copies of insurance policies or certificates of insurance of the applicable Credit Party evidencing flood insurance reasonably satisfactory to the Collateral Agent and the Banks and naming the Collateral Agent as loss payee on behalf of the Secured Parties. All flood hazard insurance policies required hereunder have been obtained and remain in full force and effect, and the premiums thereon have been paid in full.

(t) Section 7.1(c) of the Existing Credit Agreement is hereby amended to read as follows:

(c) Officer’s Certificate. The Parent will furnish, or cause to be furnished, to the Administrative Agent and the Term B Facility Agent, for further distribution to each Bank, at the time of delivery of the financial statements provided for in Sections 7.1(a) and (b), a certificate of a Financial Officer of the Parent substantially in the form of Schedule 7.1(c) to the effect that no Default or Event of Default exists, or if any Default or Event of Default does exist specifying the nature and extent thereof and what action the Borrowers or the Parent proposes to take with respect thereto. In addition, the officer’s certificate shall (i) demonstrate compliance with the financial covenants contained in Section 7.10 by calculation thereof as of the end of each such fiscal period, (ii) in connection with any such officer’s certificate delivered at the time of delivery of the financial statements provided for in Section 7.1(a), include a detailed analysis and calculation of Excess Cash Flow for the Excess Cash Flow Period most recently ended, (iii) include business segment financial reporting (A) on a historical basis with respect to the most recently ended four fiscal quarter period and (B) on a budgeted basis for the upcoming four fiscal quarter period, and (iv) include reporting (which shall be available only to private side Banks) with respect to (A) new contracts and (B) non-renewed, cancelled or terminated contracts with annual gross revenues of $25,000,000 or more, with a description of the last twelve (12) months of revenue from such contract, the expected run off and other information reasonably requested by the Agents.

(u) Section 7.1(l) of the Existing Credit Agreement is hereby amended to read as follows:

(l) [Reserved].

(v) A new clause (c) is hereby added to Section 7.6 of the Existing Credit Agreement to read as follows:

(c) If any portion of any improvements comprising part of any Mortgaged Property is at any time located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area with respect to which flood insurance has been made available under the National Flood Insurance Act of 1968 (as now or hereafter in effect or successor act thereto), then the Parent and the Borrowers shall, or shall cause each Credit Party to (v) maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and (ii) deliver to the Collateral Agent evidence of such compliance in form and substance reasonably acceptable to the Collateral Agent. The Borrower Representative shall promptly notify the Collateral Agent of any Mortgaged Property that is, or becomes, a Flood Hazard Property.

(w) Section 7.10 of the Existing Credit Agreement is hereby amended to read as follows:

7.10 Financial Covenants.

(a) Consolidated Total Leverage Ratio. As of the end of each fiscal quarter of the Parent, the Parent and the Borrowers shall cause the Consolidated Total Leverage Ratio to be less than or equal to (i) 7.50:1.00, for the fiscal quarter ending December 31, 2019, (ii) 7.75:1.0 for any fiscal quarter ending during the period from January 1, 2020 to and including June 30, 2020,

(iii) 7.50:1.00 for any fiscal quarter ending during the period from July 1, 2020 to and including December 31, 2020, (iv) 7.25:1.00, for any fiscal quarter ending during the period from January 1, 2021 to and including March 31, 2021, (v) 7.00:1.00, for any fiscal quarter ending during the period from April 1, 2021 to and including September 30, 2021, (vi) 6.75:1.00, for any fiscal quarter ending during the period from October 1, 2021 to and including March 31, 2022, (vii) 6.50:1.00, for any fiscal quarter ending during the period from April 1, 2022 to and including June 30, 2022, (viii) 6.25:1.00, for any fiscal quarter ending during the period from July 1, 2022 to and including December 31, 2022, (ix) 6.00:1.00, for any fiscal quarter ending during the period from January 1, 2023 to and including March 31, 2023 and (ix) 5.75:1.00, for any fiscal quarter ending thereafter.

(b) Consolidated Interest Coverage Ratio. As of the end of each fiscal quarter of the Parent, the Parent and the Borrowers shall cause the Consolidated Interest Coverage Ratio to be greater than or equal to (i) 1.75:1.00 for any fiscal quarter ending during the period from December 31, 2019 to and including December 31, 2020, (ii) 2.00:1.00 for any fiscal quarter ending during the period from January 1, 2021 to and including December 31, 2021, (iii) 2.25:1.00 for any fiscal quarter ending during the period from January 1, 2022 to and including December 31, 2022, and (iv) 2.50:1:00 for any fiscal quarter ending thereafter.

(c) Capital Expenditures. The Parent and the Borrowers shall not, and shall not permit their Subsidiaries to, make or become legally obligated to make any Capital Expenditure (other than Restructuring Capital Expenditures), except for Capital Expenditures in the ordinary course of business not exceeding, in the aggregate for the Parent and its Subsidiaries during each fiscal year, $70,000,000; provided, however, any portion of the amount set forth above, if not expended in the fiscal year for which it is permitted above, may be carried over for expenditure in the next following fiscal year (excluding any carry forward available from any prior fiscal year); and provided, further, that in no event shall the maximum amount of all Capital Expenditures (other than Restructuring Capital Expenditures) made in any fiscal year exceed $85,000,000.

(d) Restructuring Capital Expenditures. The Parent and the Borrowers shall not, and shall not permit their Subsidiaries to, make or become legally obligated to make more than $20,000,000 in the aggregate of Restructuring Capital Expenditures for the Parent and its Subsidiaries during the term of this Credit Agreement.

(x) Section 7.11 of the Existing Credit Agreement is hereby amended to read as follows:

7.11 Additional Credit Parties.

(a) The Credit Parties shall cause each of their Domestic Subsidiaries that is not an Excluded Subsidiary, whether newly formed, after acquired or otherwise existing to promptly (and in any event within forty-five (45) days after such Subsidiary is formed or acquired (or such longer period of time as agreed to by the Administrative Agent in its reasonable discretion)) to become a “Guarantor” hereunder by way of execution of a Joinder Agreement. In connection herewith, the Credit Parties shall promptly give the Administrative Agent notice of the acquisition or creation of a Domestic Subsidiary. In connection with the foregoing, the Credit Parties shall deliver such other documentation as the Administrative Agent, the Term B Facility Agent or the Collateral Agent may reasonably request in connection with the foregoing, including, without limitation, certified resolutions and other organizational and authorizing documents of such Person, good standing certificates and favorable opinions of counsel to such Person, all in form, content and scope reasonably satisfactory to the Agents.

(b) If any Non-Guarantor Subsidiary shall give a guaranty or become obligated under Support Obligations relating to any Indebtedness with an aggregate principal amount in excess of $25,000,000, the Borrower Representative will (i) promptly notify the Administrative Agent thereof and (ii) within 45 days (or such later date as the Administrative Agent may agree in its sole discretion) thereafter, cause such Non-Guarantor Subsidiaries to become a “Guarantor” under the Credit Documents by way of execution of a Joinder Agreement and, in connection therewith, deliver such other documentation as any Agent may reasonably request, including, without limitation, certified resolutions and other organizational and authorizing documents of such Person, good standing certificates and favorable opinions of counsel to such Person, all in form, content and scope reasonably satisfactory to the Agents.

(y) Clause (c) in Section 7.13 of the Existing Credit Agreement is hereby renumbered as clause (e) and the following new clauses (c) and (d) are hereby added to Section 7.13 of the Existing Credit Agreement to read as follows:

(c) Real Property. If any Credit Party intends to acquire a fee ownership interest in Material Real Property (other than Excluded Property) after the Fifth Amendment Effective Date, it shall provide to the Collateral Agent promptly a Mortgage and such Mortgaged Property Support Documents as the Collateral Agent may request to cause such Material Real Property to be subject at all times to a first priority, perfected Lien (subject in each case to Permitted Liens) in favor of the Collateral Agent for the benefit of the Secured Parties to secure the Secured Obligations pursuant to the terms and conditions of the Collateral Documents.

(d) Deposit Accounts. Within one hundred twenty (120) days of the Fifth Amendment Effective Date (or such later date as determined by the Collateral Agent in its sole discretion), each of the Credit Parties shall not open, maintain or otherwise have any deposit or other accounts (including securities accounts) at any bank or other financial institution, or any other account where money or securities are or may be deposited or maintained with any Person, other than (i) deposit accounts that are maintained at all times with depositary institutions as to which the Collateral Agent shall have received a Qualifying Control Agreement, (ii) securities accounts that are maintained at all times with financial institutions as to which the Collateral Agent shall have received a Qualifying Control Agreement, (iii) deposit accounts constituting Excluded Property, (iv) accounts located outside of the United States and (v) any other deposit or securities account to the extent the Collateral Agent determines that the cost and/or burden of obtaining a Qualifying Control Agreement outweighs the benefit to the Secured Parties (as determined by the Administrative Agent in its sole discretion).

(z) Section 7.16 of the Existing Credit Agreement is hereby amended to read as follows:

7.16 [Reserved].

(aa) Section 8.1(a) of the Existing Credit Agreement is hereby amended to read as follows:

(a) (i) Indebtedness arising under this Credit Agreement and the other Credit Documents and (ii) upon and after the Pro Rata Termination Date, Indebtedness which serves to refinance, renew, restructure redeem, refund or replace Indebtedness under clause (i);

(bb) Section 8.1(c) of the Existing Credit Agreement is hereby amended to read as follows:

(c) Indebtedness (including purchase money Indebtedness and obligations under Capital Leases) incurred to finance the purchase or lease of fixed assets; provided that (i) the aggregate principal amount of all such Indebtedness at any one time outstanding shall not exceed an amount equal to $25,000,000; (ii) such Indebtedness when incurred shall not exceed the purchase price of the asset financed; and (iii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing;

(cc) Section 8.1(f) of the Existing Credit Agreement is hereby amended to read as follows:

(f) Indebtedness of Securitization Subsidiaries under Qualified Securitization Transactions; provided, that, the aggregate principal amount of all such Indebtedness at any one time outstanding shall not exceed $350,000,000;

(dd) Section 8.1(l) of the Existing Credit Agreement is hereby amended to read as follows:

(l) [reserved].

(ee) Section 8.4(b)(ii)(VI) of the Existing Credit Agreement is hereby amended to read as follows:

(VI) the aggregate Acquisition Consideration paid for Persons that become Domestic Credit Parties pursuant to Section 7.11 and Property that becomes Collateral pursuant to Section 7.13 shall not exceed $50,000,000 (and, for the avoidance of doubt, Acquisitions of Persons that will not become Domestic Credit Parties or Property that will not become Collateral shall not be permitted).

(ff) Section 8.5 of the Existing Credit Agreement is amend by removing clause (c) and inserting the following new clauses (c), (d) and (e) in place thereof:

(c) the Movianto Sale; provided, that, the Credit Parties shall use one hundred percent (100%) of the Net Cash Proceeds from the Movianto Sale as required by Section 3.4(b)(ii);

(d) the sale of all of the Capital Stock, or substantially all of the assets, of Fusion 5; provided, that, (i) no Default or Event of Default shall exist immediately after giving effect thereto, (ii) the Borrowers shall be in compliance with the financial covenants set forth in Section 7.10 hereunder on a Pro Forma Basis after giving effect thereto, (iii) at least seventy-five percent (75%) of the consideration paid therefor shall consist of a combination of (A) cash or Cash Equivalents, (B) the assumption by the purchaser of liabilities of the Credit Parties (other than liabilities that are by their terms subordinated to the prior payment of the Obligations) as a result of which the Credit Parties are no longer obligated with respect to such liabilities, or (C) any securities, notes, obligations or other assets received by the Credit Parties that are converted by the Credit Parties into cash (to the extent of the cash received) within 90 days after receipt and (iv) the Credit Parties shall use one hundred percent (100%) of the Net Cash Proceeds from such sale as required by Section 3.4(b)(ii); and

(e) in all other cases,

(i) other than in connection with a Permitted Asset Swap, at least seventy-five percent (75%) of the consideration paid therefor shall consist of a combination of (A) cash or Cash Equivalents, (B) the assumption by the purchaser of liabilities of the Credit Parties (other than liabilities that are by their terms subordinated to the prior payment of the Obligations) as a result of which the Credit Parties are no longer obligated with respect to such liabilities, or (C) any securities, notes, obligations or other assets received by the Credit Parties that are converted by the Credit Parties into cash (to the extent of the cash received) within 90 days after receipt,

(ii) the aggregate net market value of all Asset Dispositions (including, without limitation, pursuant to a Permitted Asset Swap) during the term of this Credit Agreement shall not exceed $25,000,000,

(iii) no Default or Event of Default shall exist immediately after giving effect thereto, and

(iv) the Borrowers shall be in compliance with the financial covenants set forth in Section 7.10 hereunder on a Pro Forma Basis after giving effect thereto.

(gg) Clause (C) in Section 8.11(a) of the Existing Credit Agreement is hereby amended to read as follows:

(C) any document or instrument governing Indebtedness incurred pursuant to Section 8.1(c) (provided that any such restriction contained therein relates only to the asset or assets acquired in connection therewith) or Section 8.1(f),

(hh) Section 8.14 of the Existing Credit Agreement is hereby amended to read as follows:

8.14 Prepayments, Etc. of Indebtedness.

Neither the Parent nor any Borrower shall, nor shall it permit any of its Subsidiaries to, make any payment or prepayment of principal of or redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner any Indebtedness that is expressly subordinated in right of payment to the Obligations, any Indebtedness secured by Liens on the Collateral junior to those created under the Collateral Documents, or any unsecured Indebtedness, or make any payment in violation of any subordination terms applicable to any such Indebtedness. For the avoidance of doubt, notwithstanding anything to the contrary contained in this Credit Agreement or any other Credit Document, the Credit Parties shall be permitted to repay the 2021 Notes and the 2024 Notes prior to the scheduled maturity thereof.

(ii) Section 8.15 of the Existing Credit Agreement is hereby amended to read as follows:

8.15 Anti-Cash Hoarding.

Prior to the Pro Rata Termination Date, neither the Parent nor any Borrower shall, nor shall it permit any of its Subsidiaries to, permit (a) the aggregate amount of cash and Cash Equivalents on hand of the Parent and its Subsidiaries to exceed $110,000,000 at any time or (b) the aggregate amount of cash and Cash Equivalents on hand of the Parent and its Domestic Subsidiaries to exceed $50,000,000 at any time, in each case, for a period of longer than five (5) Business Days; provided, that, for purposes of determining compliance with this Section 8.15, (a) the Net Cash Proceeds of the Movianto Sale and the Net Cash Proceeds from any sale or financing of Receivables and Receivables Related Assets shall be excluded until required to be applied to repay the Term Loans in accordance with Section 3.4(b) so long as such Net Cash Proceeds are maintained in a deposit account with the Collateral Agent and, beginning on the date that Qualifying Control Agreements are required to be in place in accordance with Section 7.13(d), such deposit account is subject to a Qualifying Control Agreement; provided, further, that the Credit Parties and their Subsidiaries shall not access the funds in such deposit account except for purposes of paying the 2021 Notes (and any prepayment premium, interest, fees and expenses) or the Term A Loans, until such time as the 2021 Notes and the Term A Loans have been paid in full, after which, the funds may be released for general corporate purposes and (b) proceeds received by the Parent and its Subsidiaries from any Equity Program shall be excluded so long as such Net Cash Proceeds are maintained in a segregated deposit account with the Collateral Agent and, beginning on the date that Qualifying Control Agreements are required to be in place in accordance with Section 7.13(d), such deposit account is subject to a Qualifying Control Agreement.

(jj) Section 10.10(b) and the following paragraphs of Section 10.10 of the Existing Credit Agreement are hereby amended to read as follows:

(b) the Administrative Agent, at its option and in its discretion, to release any Guarantor from its obligations under the Guaranty Agreement (and release any Lien on any property of such Guarantor that is granted to or held by the Collateral Agent under any Credit Document) if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder.

Upon request by the Administrative Agent or the Collateral Agent, as applicable, at any time, the Required Banks will confirm in writing the Administrative Agent’s or the Collateral Agent’s, as applicable, authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty Agreement pursuant to this Section 10.10. In each case as specified in this Section 10.10, the Administrative Agent or the Collateral Agent, as applicable, will, at the Borrowers’ expense, execute and deliver to the applicable Credit Party such documents as such Credit Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents or to subordinate its interest in such item, or to release such Guarantor from its obligations under the Guaranty Agreement, in each case in accordance with the terms of the Credit Documents and this Section 10.10.

The Administrative Agent, the Term B Agent the Collateral Agent, any Secured Party and each Lender (a) hereby agrees that it will be bound by and will take no actions contrary to the provisions of any intercreditor agreement entered into pursuant to the terms hereof, (b) hereby authorizes and instructs the Administrative Agent, the Term B Agent and the Collateral Agent to enter into each intercreditor agreement contemplated pursuant to the terms hereof and to subject the Liens securing the Obligations to the provisions thereof and (c) hereby authorizes and instructs the Administrative Agent and the Collateral Agent to enter into any intercreditor agreement that includes, or to amend any then existing intercreditor agreement to provide for, Indebtedness authorized pursuant to Section 8.01(a)(ii). In the event of any conflict or inconsistency between the provisions of each intercreditor agreement and this Agreement, the provisions of such intercreditor agreement shall control in all respects.

The Collateral Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Collateral Agent’s Lien thereon, or any certificate prepared by any Credit Party in connection therewith, nor shall the Collateral Agent be responsible or liable to the Banks for any failure to monitor or maintain any portion of the Collateral.

(kk) Section 11.6 of the Existing Credit Agreement is hereby amended to delete the “and” at the end of clause (h), to replace the “.” at the end of clause (i) with “; and” and to add a new clause (j) immediately following clause (i) to read as follows:

(j) without the consent of each Revolving Bank, no amendment, waiver or consent shall amend, change, waive, discharge or terminate (i) the definition of “Interim Reserve” in Section 1.1 so as to reduce the amount specified therein, (ii) Section 3.4(b)(i)(A) or (iii) Section 5.2(f).

(ll) A new Section 11.23 is hereby added to the Existing Credit Agreement to read as follows:

11.23 Acknowledgement Regarding Any Supported QFCs.

To the extent that the Credit Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Credit Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Credit Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Credit Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Bank shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(mm) Schedule 1.1 to the Existing Credit Agreement is hereby deleted in its entirety.

(nn) The Existing Credit Agreement is hereby amended to add Schedules 7.13(a), and 7.13(b) in the form of Schedules 7.13(a), and 7.13(b) attached hereto.

2. Conditions Precedent. This Agreement shall become effective upon satisfaction of the following conditions precedent:

(a) Receipt by the Administrative Agent and the Term B Facility Agent of counterparts of this Agreement properly executed by a Responsible Officer of each Credit Party, the Required Banks, the Required Financial Covenant Banks, the Administrative Agent, the Term B Facility Agent and the Collateral Agent;

(b) Receipt by the Administrative Agent and the Term B Facility Agent of counterparts of a customary opinion of Kirkland & Ellis LLP, Hunton Andrews Kurth LLP and Greenbaum, Rowe, Smith & Davis LLP, each as counsel for the Credit Parties relating to this Agreement and the transactions contemplated herein;

(c) Receipt by the Administrative Agent and the Term B Facility Agent of the following (or their equivalent) for each of the Credit Parties:

(i) copies of the articles or certificates of incorporation or other charter documents of such Credit Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation and certified by a secretary or assistant secretary of such Credit Party to be true and correct as of the Fifth Amendment Effective Date;

(ii) copies of the bylaws, operating agreement or equivalent of such Credit Party certified by a secretary or assistant secretary of such Credit Party to be true and correct and in full force and effect as of the Fifth Amendment Effective Date;

(iii) copies of resolutions of the board of directors (or an authorized executive committee, if applicable) of such Credit Party approving and adopting this Agreement, and the transactions contemplated herein and therein, and authorizing execution and delivery thereof, certified by a secretary or assistant secretary of such Credit Party to be true and correct and in full force and effect as of the Fifth Amendment Effective Date;

(iv) certificates of good standing, existence or its equivalent for such Credit Party certified as of a recent date by the appropriate governmental authorities of the state of incorporation or formation, as applicable, of such Credit Party; and

(v) an officer’s certificate for such Credit Party dated as of the Fifth Amendment Effective Date with respect to the deliverables set forth in this Section 2(d), to be substantially in the form of the officer’s certificate delivered on the Closing Date with respect to the organizational documents of such Credit Party (if applicable), with appropriate insertions and attachments (including specimen signatures);

(d) Receipt by the Administrative Agent, for the benefit of each Bank executing this Agreement, an amendment fee equal to the sum of (i) 0.25% of the outstanding Term A Loans held by such Bank on the Fifth Amendment Effective Date (determined after giving effect to the $150,000,000 prepayment of the Term A Loans, as provided in Section 3.4(b)(vii) of the Existing Credit Agreement (as amended hereby)) plus (ii) 1.00% of the Revolving Committed Amount of such Bank on the Fifth Amendment Effective Date plus (iii) 0.15% of the outstanding Term B Loans held by such Bank on the Fifth Amendment Effective Date; and

(e) All fees of the Arranger, the Administrative Agent, the Term B Facility Agent, the Collateral Agent and the Banks required to be paid on the Fifth Amendment Effective Date have been paid.

Notwithstanding anything to the contrary contained herein, the amendments set forth in Section 1 of this Agreement shall not become effective until the Borrowers shall have prepaid the Term A Loans by $150,000,000, as provided in Section 3.4(b)(vii) of the Existing Credit Agreement (as amended hereby).

3. Expenses. The Credit Parties agree to reimburse the Administrative Agent, the Term B Facility Agent and the Collateral Agent for all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent, the Term B Facility Agent and the Collateral Agent in connection with the preparation, execution and delivery of this Agreement, including without limitation the reasonable documented fees and expenses of Moore & Van Allen PLLC as, and to the extent required by Section 11.5 of the Existing Credit Agreement.

4. Post-Closing Matters. To the extent not delivered on February 13, 2020:

(a) within one hundred twenty (120) days (or such later date as agreed by the Collateral Agent in its sole discretion) of the Fifth Amendment Effective Date, the Credit Parties shall have delivered to the Collateral Agent:

(i) With respect to any Material Real Property, the Collateral Agent shall have received, in form and substance reasonably satisfactory to the Collateral Agent and the Banks a Mortgage, duly executed by the appropriate Credit Party, together with:

(A) evidence that counterparts of such Mortgage has been duly executed, acknowledged and delivered and is in form suitable for filing or recording in all filing or recording offices that the Collateral Agent may deem necessary or desirable in order to create a valid first and subsisting Lien on the property described therein in favor of the Collateral Agent for the benefit of the Secured Parties and that all filing, documentary, stamp, intangible and recording taxes and other fees in connection therewith have been paid,

(B) a fully paid American Land Title Association Lender’s Extended Coverage title insurance policy (the “Mortgage Policy”), with endorsements and in amounts reasonably acceptable to the Collateral Agent, issued, coinsured and reinsured by title insurers reasonably acceptable to the Collateral Agent, insuring the Mortgages to be valid first and subsisting Liens on the property described therein, free and clear of all Liens, other than Permitted Liens, and providing for such other affirmative insurance and such coinsurance (or reinsurance with direct access) as the Collateral Agent may deem reasonably necessary or desirable,

(C) an American Land Title Association/National Society of Professional Engineers form survey, for which all necessary fees (where applicable) have been paid, and dated no more than thirty (30) days before the day of the initial Extension of Credit, certified to the Collateral Agent and the issuer of the Mortgage Policy in a manner reasonably satisfactory to the Collateral Agent by a land surveyor duly registered and licensed in the jurisdiction in which the Material Real Property is located and reasonably acceptable to the Collateral Agent, showing all buildings and other improvements, any off-site improvements, the location of any easements, parking spaces, rights of way, building set-back lines and other dimensional regulations and the absence of encroachments, either by such improvements or on to such property, and other defects, other than encroachments and other defects reasonably acceptable to the Collateral Agent; provided, however, to the extent that the Borrowers are in possession of an existing survey for any Material Real Property, and the furnishing of any such existing survey together with a customary survey affidavit is satisfactory to the applicable title company to issue a Mortgage Policy, then the requirements set forth in this Section 4(a)(iii) shall be deemed to be satisfied for the applicable Material Real Property,

(D) on the request of the Collateral Agent, an engineering, environmental, soils or similar report from professional firms reasonably acceptable to the Collateral Agent,

(E) evidence of the insurance required by the terms of Section 7.6 of the Existing Credit Agreement,

(F) a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination, and, if such Material Real Property is located in a special flood hazard area, (1) a notice to (and confirmations of receipt by) the applicable Credit Party as to the existence of a special flood hazard and, if applicable, the availability of flood hazard insurance under the National Flood Insurance Program and (2) evidence of applicable flood insurance, if available, in each case in such form, on such terms and in such amounts as required by the Flood Insurance Laws or as otherwise required by the Secured Parties;

(G) if requested by the Collateral Agent in its sole discretion, an opinion of local counsel as to the enforceability of the Mortgage and such other matters reasonably requested by the Collateral Agent; and

(H) evidence that all other action that the Collateral Agent may reasonably deem necessary or desirable in order to create valid first and subsisting Liens on such Material Real Property has been taken;

provided, that, notwithstanding the foregoing, the Collateral Agent shall not enter into any Mortgage in respect of any real property of any Credit Party prior to the date that is twenty (20) Business Days after the date on which the Collateral Agent has made available to the Banks (which may be delivered electronically) the following documents in respect of such real property: (i) a completed flood hazard determination from a third party vendor; (ii) if such real property is located in a “special flood hazard area”, (A) a notification to the applicable Credit Party of that fact and (if applicable) notification to the applicable Credit Party that flood insurance coverage is not available and (B) evidence of the receipt by the applicable Credit Party of such notice; and (iii) if such notice is required to be provided to the applicable Credit Party and flood insurance is available in the community in which such real property is located, evidence of required flood insurance with respect to such real property; and

(ii) a Qualifying Control Agreement for each deposit or other account (including securities accounts) of the Domestic Credit Parties other than (i) deposit accounts constituting Excluded Property and (ii) accounts located outside of the United States; and

(b) within ninety (90) days (or such later date as agreed by the Administrative Agent in its sole discretion) of the Fifth Amendment Effective Date, the Credit Parties shall have caused each Domestic Subsidiary existing on the Fifth Amendment Effective Date that is not a Guarantor or an Excluded Subsidiary to comply with the requirements set forth in Section 7.11 of the Existing Credit Agreement (as amended hereby).

Failure to comply with this Section 4 shall result in an Event of Default.

5. Miscellaneous.

(a) The Credit Documents and the obligations of the Credit Parties thereunder, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement shall constitute a Credit Document.

(b) Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Credit Documents, and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Documents.

(c) Each Credit Party hereby represents and warrants as follows: (i) such Credit Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement; (ii) this Agreement has been duly executed and delivered by such Credit Party and constitutes the legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as may be limited by bankruptcy or insolvency laws or similar laws affecting creditors’ rights generally or by general equitable principles; and (iii) no consent, approval, authorization or order of, or filing, registration or qualification with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by such Credit Party of this Agreement (or, if required, such consent, approval and authorization has been obtained).

(d) The Credit Parties represent and warrant that, after giving effect to this Agreement, (i) the representations and warranties made by the Credit Parties in the Existing Credit Agreement and in the other Credit Documents and which are contained in any certificate furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof as if made on and as of such date (except (A) for those which expressly relate to an earlier date, in which case they were true and correct as of such earlier date, and (B) to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty is true and correct in all respects), and (ii) no Default or Event of Default has occurred and is continuing.

(e) This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart for each of the parties hereto. Delivery by facsimile by any of the parties hereto of an executed counterpart of this Agreement shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered.

(f) THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

6. Release. Each Credit Party, on behalf of itself and its Subsidiaries, successors, assigns and other legal representatives, hereby releases, waives, and forever relinquishes all claims, demands, obligations, liabilities and causes of action of whatever kind or nature (collectively, the “Claims”), whether known or unknown, which any of them have, may have, or might assert at the time of the execution of this Agreement or in the future against the Administrative Agent, the Collateral Agent, the

Issuing Banks, the Banks, the Secured Parties and/or their respective present and former parents, affiliates, participants, officers, directors, employees, agents, attorneys, accountants, consultants, successors and assigns (each a “Releasee”), directly or indirectly, which occurred, existed, were taken, permitted or begun from the beginning of time through the date hereof, arising out of, based upon, or in any manner connected with (a) the Credit Documents and/or the administration thereof or the Obligations created thereby, (b) any discussions, commitments, negotiations, conversations or communications with respect to the refinancing, restructuring or collection of any of the Obligations, or (c) any matter related to the foregoing; provided that (i) the foregoing shall not release Claims arising following the date hereof, and (ii) such release shall not be available to any Releasee to the extent that such Claims are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Releasee.

[Signature Pages Follow]

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWERS:	OWENS & MINOR DISTRIBUTION, INC.,
a Virginia corporation

By:	/s/ Nicholas J. Pace
Name:	Nicholas J. Pace
Title:	Chief Executive Officer

OWENS & MINOR MEDICAL, INC.,
a Virginia corporation

By:	/s/ Nicholas J. Pace
Name:	Nicholas J. Pace
Title:	Chief Executive Officer

BARISTA ACQUISITION I, LLC,
a Virginia limited liability company

By:	/s/ Nicholas J. Pace
Name:	Nicholas J. Pace
Title:	Chief Executive Officer

BARISTA ACQUISITION II, LLC,
a Virginia limited liability company

	By:	/s/ Nicholas J. Pace
	Name:	Nicholas J. Pace
	Title:	Chief Executive Officer

O&M HALYARD, INC.,
a Virginia corporation

	By:	/s/ Nicholas J. Pace
	Name:	Nicholas J. Pace
	Title:	Chief Executive Officer

GUARANTORS:	O&M BYRAM HOLDINGS, GP,
a Delaware general partnership

	By:	Barista Acquisition I, LLC and
Barista Acquisition II, LLC
	Its:	Partners

	By:	/s/ Nicholas J. Pace
	Name:	Nicholas J. Pace
	Title:	Executive Vice President

OWENS & MINOR INTERNATIONAL LOGISTICS,INC.,
a Virginia corporation

By:	/s/ Nicholas J. Pace
Name:	Nicholas J. Pace
Title:	Chief Executive Officer

OWENS & MINOR, INC.,
a Virginia corporation

By:	/s/ Nicholas J. Pace
Name:	Nicholas J. Pace
Title:	Executive Vice President

BYRAM HEALTHCARE CENTERS, INC.,
a New Jersey corporation

By:	/s/ Perry A. Bernocchi
Name:	Perry A. Bernocchi
Title:	Chief Executive Officer

BYRAM HOLDINGS I, INC.,
a New Jersey corporation

By:	/s/ Perry A. Bernocchi
Name:	Perry A. Bernocchi
Title:	Chief Executive Officer

ADMINISTRATIVE AGENT, TERM B FACILITY AGENT AND COLLATERAL AGENT:	BANK OF AMERICA, N.A., in its capacity as Administrative Agent, Term B Facility Agent and as Collateral Age

	By:	/s/ Mary Lawrence
	Name:	Mary Lawrence
	Title:	AVP; Agency Management Officer

BANKS	BANK OF AMERICA, N.A., in its capacity as a Bank, Issuing Bank and the Swingline Bank

	By:	/s/ Darren Merten
	Name:	Darren Merten
	Title:	Director

WELLS FARGO BANK, N.A., in its capacity as a Bank and an Issuing Bank

	By:	/s/ Troy Jefferson
	Name:	Troy Jefferson
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A., in its capacity as a Bank and an Issuing Bank

	By:	/s/ Joon Hur
	Name:	Joon Hur
	Title:	Executive Director

TRUST BANK, successor by merger to SunTrusk Bank, in its capacity as a Bank

	By:	/s/ John L. Saylor
	Name:	John L. Saylor
	Title:	Senior Vice President

TRUST BANK, a North Caroline banking corporation, formerly known as Branch Banking and Trust Company, in its capacity as a Bank

	By:	/s/ Mark L. Thomas
	Name:	Mark L. Thomas
	Title:	Senior Vice President

CITIBANK, N.A., in its capacity as a Bank

By:	/s/ Eugene Yermash
Name:	Eugene Yermash
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, in its capacity as a Bank

By:	/s/ Troy Pierce
Name:	Troy Pierce
Title:	Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, in its capacity as a Bank

By:	/s/ Rino Falsone
Name:	Rino Falsone
Title:	Vice President

City National Rochdale Fixed Income Opportunities Fund, in its capacity as a Lender

By: Seix Investment Advisors LLC, as Subadvisor

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

Mountain View CLO IX Ltd., in its capacity as a Lender

By: Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

Mountain View CLO X Ltd., in its capacity as a Lender

By: Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

Mountain View CLO 2013-1 Ltd., in its capacity as a Lender

By: Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

Mountain View CLO 2014-1 Ltd., in its capacity as a Lender

By: Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

Mountain View CLO 2016-1 Ltd., in its capacity as a Lender

By: Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

Mountain View CLO 2017-1 Ltd., in its capacity as a Lender

By: Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

Mountain View CLO 2017-2 Ltd., in its capacity as a Lender

By: Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

Virtus Seix Floating Rate High Income Fund, in its capacity as a Lender

By: Seix Investment Advisors LLC, as Subadvisor

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

Banc of America Credit Products, Inc., in its capacity as a Bank

By:	/s/ Miles Hanes
Name:	Miles Hanes
Title:	AVP

Newark BSL CLO 1, Ltd., in its capacity as a Bank By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Principal

Dryden 30 Senior Loan Fund, in its capacity as a Bank

By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Principal

Dryden 33 Senior Loan Fund, in its capacity as a Bank

By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Principal

Dryden 36 Senior Loan Fund, in its capacity as a Bank

By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Principal

Dryden 37 Senior Loan Fund, in its capacity as a Bank

By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Principal

Dryden 38 Senior Loan Fund, in its capacity as a Bank

By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Principal

Dryden 40 Senior Loan Fund, in its capacity as a Bank

By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Principal

Dryden 41 Senior Loan Fund, in its capacity as a Bank

By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Principal

Dryden 42 Senior Loan Fund, in its capacity as a Bank

By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Principal

Dryden 43 Senior Loan Fund, in its capacity as a Bank

By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Principal

Dryden 45 Senior Loan Fund, in its capacity as a Bank

By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Principal

Dryden 47 Senior Loan Fund, in its capacity as a Bank

By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Principal

Dryden 49 Senior Loan Fund, in its capacity as a Bank

By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Principal

Dryden 50 Senior Loan Fund, in its capacity as a Bank

By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Principal

Dryden 53 CLO, Ltd., in its capacity as a Bank

By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Principal

Dryden 54 Senior Loan Fund, in its capacity as a Bank

By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Principal

Dryden 55 CLO, Ltd., in its capacity as a Bank

By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Principal

Dryden 57 CLO, Ltd., in its capacity as a Bank

By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Principal

Dryden 58 CLO, Ltd., in its capacity as a Bank

By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Principal

Dryden 60 CLO, Ltd., in its capacity as a Bank

By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Principal

Dryden 61 CLO, Ltd., in its capacity as a Bank

By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Principal

Dryden 64 CLO, Ltd., in its capacity as a Bank

By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Principal

Dryden 65 CLO, Ltd., in its capacity as a Bank

By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Principal

Dryden 68 CLO, Ltd., in its capacity as a Bank

By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Principal

Dryden 70 CLO, Ltd., in its capacity as a Bank

By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Principal

Dryden XXV Senior Loan Fund, in its capacity as a Bank

By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Principal

Dryden XXVI Senior Loan Fund, in its capacity as a Bank

By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Principal

Dryden XXVIII Senior Loan Fund, in its capacity as a Bank

By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Principal

Newark BSL CLO 2, Ltd., in its capacity as a Bank

By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Principal

PRU B LOAN FUND 2018 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST, in its capacity as a Bank

By: PGIM, Inc., as investment manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Principal

Indiana Public Retirement System, in its capacity as a Bank

By: Oaktree Capital Management, L.P.
its:	Investment Manager

By:	/s/ Andrew Park
Name:	Andrew Park
Title:	Vice President

By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Managing Director

Oaktree (Lux.) III - Oaktree Global Credit Fund, in its capacity as a Bank

By: Oaktree Capital Management, L.P.,
as portfolio manager

By:	/s/ Andrew Park
Name:	Andrew Park
Title:	Vice President

By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Managing Director

Oaktree CLO 2014-1 Ltd., in its capacity as a Bank

By:	Oaktree Capital Management, L.P.
Its:	Collateral Manager

By:	/s/ Andrew Park
Name:	Andrew Park
Title:	Vice President

By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Managing Director

OAKTREE CLO 2015-1 LTD., in its capacity as a Bank

By:	Oaktree Capital Management, L.P.
its:	Collateral Manager

By:	/s/ Andrew Park
Name:	Andrew Park
Title:	Vice President

By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Managing Director

Oaktree CLO 2018-1 Ltd., in its capacity as a Bank

By:	Oaktree Capital Management, L.P.
its:	Collateral Manager

By:	/s/ Andrew Park
Name:	Andrew Park
Title:	Vice President

By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Managing Director

Oaktree CLO 2019-1 Ltd.,
in its capacity as a Bank

By: Oaktree Capital Management, L.P.
its: Collateral Manager

By:	/s/ Andrew Park
Name:	Andrew Park
Title:	Vice President

By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Managing Director

Oaktree CLO 2019-2 Ltd.,
in its capacity as a Bank

By: Oaktree Capital Management, L.P.
its: Collateral Manager

By:	/s/ Andrew Park
Name:	Andrew Park
Title:	Vice President

By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Managing Director

Oaktree CLO 2019-3, Ltd.,
in its capacity as a Bank

By: Oaktree Capital Management, L.P.
Its: Collateral Manager

By:	/s/ Andrew Park
Name:	Andrew Park
Title:	Vice President

By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Managing Director

Oaktree CLO 2019-4, Ltd.,
in its capacity as a Bank

By: Oaktree Capital Management, L.P.
Its: Collateral Manager

By:	/s/ Andrew Park
Name:	Andrew Park
Title:	Vice President

By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Senior Vice President

Oaktree EIF III Series 1, Ltd.,
in its capacity as a Bank

By: Oaktree Capital Management, L.P.
its: Collateral Manager

By:	/s/ Andrew Park
Name:	Andrew Park
Title:	Vice President

By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Managing Director

Oaktree EIF III Series II, Ltd.,
in its capacity as a Bank

By: Oaktree Capital Management, L.P.
its: Collateral Manager

By:	/s/ Andrew Park
Name:	Andrew Park
Title:	Vice President

By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Managing Director

Oaktree Enhanced Income Holdings II, LLC,
in its capacity as a Bank

By: Oaktree Capital Management, L.P.
Its: Manager

By:	/s/ Andrew Park
Name:	Andrew Park
Title:	Vice President

By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Managing Director

Oaktree Senior Loan Fund, L.P.,
in its capacity as a Bank

By: Oaktree Senior Loan GP, L.P.
Its: General Partner

By: Oaktree Fund GP IIA, LLC
Its: General Partner

By: Oaktree Fund GP II, L.P.
Its: Managing Member

By:	/s/ Andrew Park
Name:	Andrew Park
Title:	Authorized Signatory

By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Managing Director

Renaissance Investment Holdings Ltd.,
in its capacity as a Bank

By: Oaktree Capital Management LP,
as sub-advisor

By:	/s/ Andrew Park
Name:	Andrew Park
Title:	Vice President

By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Managing Director

ZAIS CLO 1, Limited, as a Lender

By: ZAIS Leveraged Loan Manager, LLC

By:	/s/ JD Doyle
Name:	JD Doyle
Title:	Director

ZAIS CLO 3, Limited, as a Lender

By: ZAIS Leveraged Loan Manager, LLC

By:	/s/ JD Doyle
Name:	JD Doyle
Title:	Director

ZAIS CLO 5, Limited, as a Lender

By: ZAIS Leveraged Loan Manager, LLC

By:	/s/ JD Doyle
Name:	JD Doyle
Title:	Director

ZAIS CLO 6, Limited, as a Lender

By: ZAIS Leveraged Loan Manager, LLC

By:	/s/ JD Doyle
Name:	JD Doyle
Title:	Director

ZAIS CLO 7, Limited, as a Lender

By: ZAIS Leveraged Loan Manager, LLC

By:	/s/ JD Doyle
Name:	JD Doyle
Title:	Director

ZAIS CLO 8, Limited, as a Lender

By: ZAIS Leveraged Loan Manager, LLC

By:	/s/ JD Doyle
Name:	JD Doyle
Title:	Director

ZAIS CLO 9, Limited, as a Lender

By: ZAIS Leveraged Loan Manager, LLC

By:	/s/ JD Doyle
Name:	JD Doyle
Title:	Director

ZAIS CLO 11, Limited, as a Lender

By: ZAIS Leveraged Loan Manager, LLC

By:	/s/ JD Doyle
Name:	JD Doyle
Title:	Director

AMERICAN FUNDS INSURANCE SERIES - ASSET ALLOCATION FUND, in its capacity as a Bank

By: Capital Research and Management Company, for and on behalf of American Funds Insurance Series - Asset Allocation Fund

By:	/s/ Mark E. Brubaker
Name:	Mark E. Brubaker
Title:	Authorized Signatory

AMERICAN FUNDS INSURANCE SERIES - GLOBAL BOND FUND, in its capacity as a Bank

By: Capital Research and Management Company, for and on behalf of American Funds Insurance Series - Global Bond Fund

By:	/s/ Mark E. Brubaker
Name:	Mark E. Brubaker
Title:	Authorized Signatory

AMERICAN FUNDS INSURANCE SERIES - HIGH-INCOME BOND FUND, in its capacity as a Bank

By: Capital Research and Management Company, for and on behalf of American Funds Insurance Series - High-Income Bond Fund

By:	/s/ Mark E. Brubaker
Name:	Mark E. Brubaker
Title:	Authorized Signatory

AMERICAN HIGH-INCOME TRUST, in its capacity as a Bank

By: Capital Research and Management Company, for and on behalf of American High-Income Trust

By:	/s/ Mark E. Brubaker
Name:	Mark E. Brubaker
Title:	Authorized Signatory

CAPITAL WORLD BOND FUND, in its capacity as a Bank

By: Capital Research and Management Company, for and on behalf of Capital World Bond Fund

By:	/s/ Mark E. Brubaker
Name:	Mark E. Brubaker
Title:	Authorized Signatory

THE INCOME FUND OF AMERICA, in its capacity as a Bank

By: Capital Research and Management Company, for and on behalf of The Income Fund of America

By:	/s/ Mark E. Brubaker
Name:	Mark E. Brubaker
Title:	Authorized Signatory

BARCLAYS BANK PLC, in its capacity as a Bank

By:	/s/ Salvatore Russo
Name:	Salvatore Russo
Title:	Authorized Signatory

VENTURE XXV CLO, LIMITED, in its capacity as a Bank

By: its Investment Advisor,
MJX Asset Management LLC

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Managing Director

Venture 31 CLO, Limited, in its capacity as a Bank

By: its investment advisor
MJX Venture Management III LLC

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Managing Director

Venture 32 CLO, Limited, in its capacity as a Bank

By: its investment advisor
MJX Asset Management LLC

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Managing Director

Venture 33 CLO, Limited, in its capacity as a Bank

By: its investment advisor
MJX Asset Management LLC

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Managing Director

Venture 35 CLO, Limited, in its capacity as a Bank

By: its investment advisor
MJX Asset Management LLC

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Managing Director

Venture XVII CLO Limited, in its capacity as a Bank

By: its investment advisor,
MJX Asset Management, LLC

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Managing Director

Venture XXII CLO, Limited, in its capacity as a Bank

By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Managing Director

Venture XXIX CLO, Limited, in its capacity as a Bank

By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Managing Director

Venture XXVI CLO, Limited, in its capacity as a Bank

By: its investment advisor
MJX Venture Management LLC

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Managing Director

Venture XXVII CLO, Limited, in its capacity as a Bank

By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Managing Director

Venture 28A CLO, Limited, in its capacity as a Bank

By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Managing Director

VENTURE XII CLO, Limited, in its capacity as a Bank

By: its investment advisor
MJX Venture Management LLC

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Managing Director

VENTURE XIII CLO, Limited, in its capacity as a Bank

By: its Investment Advisor
MJX Venture Management LLC

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Managing Director

VENTURE XIV CLO, Limited, in its capacity as a Bank

By: its investment advisor
MJX Venture Management LLC

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Managing Director

VENTURE XIX CLO, Limited, in its capacity as a Bank

By: its investment advisor
MJX Asset Management LLC

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Managing Director

VENTURE XV CLO, Limited, in its capacity as a Bank

By: its investment advisor
MJX Asset Management LLC

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Managing Director

VENTURE XVI CLO, Limited, in its capacity as a Bank

By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Managing Director

Venture XVIII CLO, Limited, in its capacity as a Bank

By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Managing Director

VENTURE XX CLO, Limited, in its capacity as a Bank

By: its investment advisor
MJX Venture Management LLC

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Managing Director

Venture XXI CLO, Limited, in its capacity as a Bank

By: its investment advisor
MJX Venture Management LLC

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Managing Director

Venture XXIII CLO, Limited, in its capacity as a Bank

By: its investment advisor
MJX Asset Management LLC

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Managing Director

Venture XXIV CLO, Limited, in its capacity as a Bank

By: its investment advisor
MJX Asset Management LLC

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Managing Director

Venture XXVIII CLO, Limited, in its capacity as a Bank

By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Managing Director

Venture XXX CLO, Limited, in its capacity as a Bank

By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Managing Director

HSBC Bank PLC in its capacity as a Bank

By:	/s/ Shumin Papaionnou
Name:	Shumin Papaionnou
Title:	Authorised Signatory

Wellfleet CLO 2018-2, Ltd., in its capacity as a Bank

By: Wellfleet Credit Partners, LLC
As Collateral Manager

By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Portfolio Manager

Wellfleet CLO 2015-1, Ltd., in its capacity as a Bank

By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Portfolio Manager

Wellfleet CLO 2017-1, Ltd., in its capacity as a Bank

By: Wellfleet Credit Partners, LLC
As Collateral Manager

By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Portfolio Manager

Wellfleet CLO 2017-2, Ltd., in its capacity as a Bank

By: Wellfleet Credit Partners, LLC
As Collateral Manager

By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Portfolio Manager

Wellfleet CLO 2016-1, Ltd., in its capacity as a Bank

By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Portfolio Manager

Wellfleet CLO 2017-3, Ltd., in its capacity as a Bank

By: Wellfleet Credit Partners, LLC
As Asset Manager

By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Portfolio Manager

Wellfleet CLO 2016-2, Ltd., in its capacity as a Bank

By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Portfolio Manager

Wellfleet CLO 2018-1, Ltd., in its capacity as a Bank

By: Wellfleet Credit Partners, LLC
As Collateral Manager

By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Portfolio Manager

LCM XIII Limited Partnership

By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexandra B. Kenna
Name:	Alexandra B. Kenna
Title:

LCM XIV Limited Partnership

By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexandra B. Kenna
Name:	Alexandra B. Kenna
Title:

LCM XV Limited Partnership

By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexandra B. Kenna
Name:	Alexandra B. Kenna
Title:

LCM XVI Limited Partnership

By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexandra B. Kenna
Name:	Alexandra B. Kenna
Title:

LCM XVII Limited Partnership

By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexandra B. Kenna
Name:	Alexandra B. Kenna
Title:

LCM XVIII Limited Partnership

By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexandra B. Kenna
Name:	Alexandra B. Kenna
Title:

LCM XIX Limited Partnership

By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexandra B. Kenna
Name:	Alexandra B. Kenna
Title:

LCM XX Limited Partnership

By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexandra B. Kenna
Name:	Alexandra B. Kenna
Title:

LCM XXI Limited Partnership

By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexandra B. Kenna
Name:	Alexandra B. Kenna
Title:

LCM XXII Ltd.

By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexandra B. Kenna
Name:	Alexandra B. Kenna
Title:

LCM XXIII Ltd.

By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexandra B. Kenna
Name:	Alexandra B. Kenna
Title:

LCM XXIV Ltd.

By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexandra B. Kenna
Name:	Alexandra B. Kenna
Title:

LCM XXV Ltd.

By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexandra B. Kenna
Name:	Alexandra B. Kenna
Title:

LCM 26 Ltd.

By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexandra B. Kenna
Name:	Alexandra B. Kenna
Title:

LCM 27 Ltd.

By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexandra B. Kenna
Name:	Alexandra B. Kenna
Title:

LCM 28 Ltd.

By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexandra B. Kenna
Name:	Alexandra B. Kenna
Title:

LCM 29 Ltd.

By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexandra B. Kenna
Name:	Alexandra B. Kenna
Title:

LCM Loan Income Fund I Ltd.

By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexandra B. Kenna
Name:	Alexandra B. Kenna
Title:

LCM 30 Ltd.

By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexandra B. Kenna
Name:	Alexandra B. Kenna
Title:

Meridian Bank in its capacity as a Bank

By:	/s/ James D. Nelsen
Name:	James D. Nelsen
Title:	SCO